EXHIBIT 23.12


        CONSENTS OF MAZARS PAARDEKOOPER HOFFMAN, INDEPENDENT ACCOUNTANTS


                                                   Amsterdam, 28 February 2003

Re: consent of independent auditors regarding ECI Telecom Holdings B.V.

Gentlemen,

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ECI Telecom Ltd. Employee Share Incentive Plan 2002 of our report dated 28 January 2002, with respect to the financial statements and schedule of ECI Telecom Ltd. included in ECI Telecom Ltd.'s annual report on Form 20-F for the year ended December 31, 2001, filed with the Securities and Exchange Commission on June 28, 2002.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN

/s/ Drs. J.D.G. Noach RA
Drs. J.D.G. Noach RA

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                                                   Amsterdam, 28 February 2003


Re: consent of independent auditors regarding Kermadec Telecom B.V.

Gentlemen,

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ECI Telecom Ltd. Employee Share Incentive Plan 2002 of our report dated 22 January 2002, with respect to the financial statements and schedule of ECI Telecom Ltd. included in ECI Telecom Ltd.'s annual report on Form 20-F for the year ended December 31, 2001, filed with the Securities and Exchange Commission on June 28, 2002.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN

/s/ Drs. J.D.G. Noach RA
Drs. J.D.G. Noach RA

                                                   Amsterdam, 28 February 2003



Re: consent of independent auditors regarding Inovia Telecoms B.V.

Gentlemen,

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ECI Telecom Ltd. Employee Share Incentive Plan 2002 of our report dated 22 January 2002, with respect to the financial statements and schedule of ECI Telecom Ltd. included in ECI Telecom Ltd.'s annual report on Form 20-F for the year ended December 31, 2001, filed with the Securities and Exchange Commission on June 28, 2002.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN

/s/ Drs. J.D.G. Noach RA
Drs. J.D.G. Noach RA

                                                   Amsterdam, 28 February 2003


Re: consent of independent auditors regarding Lightscape Networks B.V.

Gentlemen,

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ECI Telecom Ltd. Employee Share Incentive Plan 2002 of our report dated 22 January 2002, with respect to the financial statements and schedule of ECI Telecom Ltd. included in ECI Telecom Ltd.'s annual report on Form 20-F for the year ended December 31, 2001, filed with the Securities and Exchange Commission on June 28, 2002.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN

/s/ Drs. J.D.G. Noach RA
Drs. J.D.G. Noach RA

                                                   Amsterdam, 28 February 2003


Re: consent of independent auditors regarding ECI NGTS B.V.

Gentlemen,

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ECI Telecom Ltd. Employee Share Incentive Plan 2002 of our report dated 22 January 2002, with respect to the financial statements and schedule of ECI Telecom Ltd. included in ECI Telecom Ltd.'s annual report on Form 20-F for the year ended December 31, 2001, filed with the Securities and Exchange Commission on June 28, 2002.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN

/s/ Drs. J.D.G. Noach RA
Drs. J.D.G. Noach RA

                                                   Amsterdam, 28 February 2003


Re: consent of independent auditors regarding Enavis Networks B.V.

Gentlemen,

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ECI Telecom Ltd. Employee Share Incentive Plan 2002 of our report dated 23 January 2002, with respect to the financial statements and schedule of ECI Telecom Ltd. included in ECI Telecom Ltd.'s annual report on Form 20-F for the year ended December 31, 2001, filed with the Securities and Exchange Commission on June 28, 2002.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN

/s/ Drs. J.D.G. Noach RA
Drs. J.D.G. Noach RA

                                                   Amsterdam, 28 February 2003


Re: consent of independent auditors regarding ECI Telecom B.V.

Gentlemen,

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ECI Telecom Ltd. Employee Share Incentive Plan 2002 of our report dated 28 January 2002, with respect to the financial statements and schedule of ECI Telecom Ltd. included in ECI Telecom Ltd.'s annual report on Form 20-F for the year ended December 31, 2001, filed with the Securities and Exchange Commission on June 28, 2002.

Yours faithfully,

MAZARS PAARDEKOOPER HOFFMAN

/s/ Drs. J.D.G. Noach RA
Drs. J.D.G. Noach RA